UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Columbus McKinnon Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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 *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  Your Vote Counts!  For complete information and to vote, visit www.ProxyVote.com  Control #  T01756-P52606  Vote Virtually at the Meeting*  August 14, 2026  9:00 a.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/CMCO2026  COLUMBUS MCKINNON CORPORATION  2026 Annual Meeting  Vote by August 13, 2026  11:59 PM ET  You invested in COLUMBUS MCKINNON CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on August 14, 2026.  Get informed before you vote  View the Proxy Statement and 2026 Annual Report to Shareholders online OR you can receive a free paper or email copy of the  material(s) by requesting prior to July 31, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Vote at www.ProxyVote.com  T01757-P52606  1. Election of Directors  Nominees:  1a. Chad R. Abraham  For  1b.  Aziz S. Aghili  For  1c.  Jeanne Beliveau-Dunn  For  1d.  Kathryn V. Bohl  For  1e.  Andrew Campelli  For  1f.  Gerald G. Colella  For  1g.  Michael Dastoor  For  1h.  Michael Lamach  For  1i.  Nathan K. Sleeper  For  1j.  Chris J. Stephens, Jr.  For  1k.  David J. Wilson  For  1l.  Rebecca Yeung  For  2. To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers  For  3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027  For  4. To approve an amendment to the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan (the “Second A&R 2016 LTIP”) to increase the number of authorized shares available for issuance under the Second A&R 2016 LTIP  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  COLUMBUS MCKINNON CORPORATION  2026 Annual Meeting  Vote by August 13, 2026  11:59 PM ET